UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2019

LEGACY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

001-38296	Delaware	81-3674868
(Commission File Number)	(State or jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1308 Race Street, Suite 200

Cincinnati OH 45202

(Address of principal executive offices, including zip code)

(513) 618-7161

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 23, 2019, Legacy Acquisition Corp., a Delaware corporation (“Legacy”), issued a press release announcing the execution of a definitive share exchange agreement with Blue Valor Limited, a company incorporated in Hong Kong (“Blue Valor”), pursuant to which Legacy will purchase all of the issued and outstanding shares of a to be formed wholly-owned holding company organized in the Cayman Islands that at closing will hold the Blue Impact group business, a digital-first, global advertising and marketing services group (the “Blue Impact business”). The Blue Impact business will become a wholly-owned subsidiary of Legacy immediately following the closing of the transaction. A copy of the press release is furnished as Exhibit 99.1 hereto.

Investors may listen to a presentation regarding the proposed transaction on August 23, 2019 at 11:00 a.m. ET. Furnished as Exhibit 99.2 hereto is a copy of the presentation that will be discussed on that call.

The Company hereby furnishes the information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto. This information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing. Other documents filed with the Securities and Exchange Commission (the “SEC”) shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Legacy Acquisition Corp. dated August 23, 2019*
99.2	Investor Presentation dated August, 2019*

*	Exhibit 99.1 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1 or Exhibit 99.2 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.

Important Information About the Proposed Transaction and the Extension and Where to Find It

In connection with the proposed transaction, Legacy intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. In addition, Legacy has filed a preliminary proxy statement and intends to file a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of time in which Legacy must complete a business combination or liquidate the trust account that holds the proceeds of Legacy’s initial public offering (the “Extension”). Legacy will mail the definitive proxy statement relating to the Extension to its stockholders of record as of September 6, 2019. Legacy’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection with the Extension and the proposed transaction, as these materials will contain important information about the Extension, the Blue Impact business, Legacy and the proposed transaction contemplated by the share exchange agreement. When available, the definitive proxy statement and other relevant materials for the proposed transaction will be mailed to stockholders of Legacy as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the proposed transaction and the Extension. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in Legacy’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction and the Extension when available.

Blue Valor, Blue Focus Intelligent Communications Group and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the anticipated portfolio of assets and agencies to comprise the Blue Impact business, Legacy’s anticipated name following the closing of the proposed transaction, the expectation that shares of the post-acquisition company will trade on the New York Stock Exchange following closing, the anticipated closing consideration for the proposed transaction, projected cash available for acquisitions and working capital following the closing and the anticipated closing date of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the share exchange agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Blue Impact business or the combined company may be adversely affected by other economic business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed transaction and the Extension; (13) the risk that current trends in digital media and marketing decelerate or do not continue; (14) the potential delay in completing the ongoing audit of the 2017 and 2018 financial statements and the potential for audit and other related adjustments to the financial results for such periods; (15) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; and (16) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation:

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

August 23, 2019	By:	/s/ William C. Finn
	Name:	William C. Finn
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Legacy Acquisition Corp. dated August 23, 2019
99.2	Investor Presentation dated August, 2019

Exhibit 99.1 and Exhibit 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1 or Exhibit 99.2 be deemed incorporated by reference into any filing of the Company under the Securities Act, in each case, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth in such filing.

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